UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005 (February 23, 2005)

News Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 852-7000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 23, 2005, News Corporation announced that a hearing, originally scheduled to be held in the Court of Chancery of the State of Delaware on March 1, 2005, has been postponed. The purpose of the hearing was to rule on plaintiffs’ motion for a preliminary injunction prohibiting completion of News Corporation’s previously announced exchange offer for outstanding shares of Fox Entertainment Group, Inc.’s Class A common stock. The date of any rescheduled hearing has yet to be determined.

Attached as exhibit 99.1 is the press release issued by News Corporation announcing the postponement of the hearing date.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release issued by News Corporation on February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005

NEWS CORPORATION

By:	/s/ Lawrence A. Jacobs

	Name:	Lawrence A. Jacobs
	Title:	Senior Executive Vice President
and Group General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by News Corporation on February 23, 2005.